                          FUND PARTICIPATION AGREEMENT

THIS AGREEMENT is entered into as of this 1st of July, 2000 among HARTFORD LIFE INSURANCE COMPANY ("HL"), HARTFORD LIFE AND ANNUITY INSURANCE COMPANY ("HL&A") (collectively, HL and HL&A may hereinafter be referred to as "Hartford"), both life insurance companies organized under the laws of the State of Connecticut, AMERICAN, VARIABLE INSURANCE SERIES ("Series"), an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, and CAPITAL RESEARCH AND MANAGEMENT COMPANY ("CRMC"), a corporation organized under the laws of the State of Delaware, and having a business address of 333 South Hope Street, Los Angeles, California 90071.

                                  WITNESSETH:

WHEREAS, Hartford proposes to issue to the public, now and in the future, certain variable life insurance contracts ("Contracts");

WHEREAS, Hartford has established one (1) or more separate accounts ("Account") for the purposes of issuing the Contracts and has or will register the Account with the United States Securities Exchange Commission ("the SEC"), unless an exemption from registration is available, as an unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and pursuant to the Connecticut Insurance Code;

WHEREAS, the Series has received a "Mixed and Shared Funding Order" from the SEC granting relief from the certain provisions of the 1940 Act and the rules thereunder to the extent necessary to permit shares of [ILLEGIBLE] Series to be sold to variable annuity and life-insurance separate accounts of unaffiliated insurance Companies;

WHEREAS, the Series is divided into various funds ("Funds"), each Fund being subject to certain fundamental investment policies which may not be changed without a majority vote of the shareholders of such Fund;

WHEREAS, certain Funds will serve as the underlying investment medium for the Contracts; and

WHEREAS, CRMC is the investment adviser for the Series.

NOW THEREFORE, in consideration of the foregoing and of mutual covenants and conditions set forth herein and for other good and valuable consideration, Hartford, the Account, the Series and CRMC hereby agree as follows:

1. The Series and CRMC each represents and warrants to Hartford that: (i) a registration statement under the Securities Act of 1933 ("1933 Act") and under the 1940 Act with respect to the Series has been filed with the SEC in the form previously delivered to Hartford, and copies of any and all amendments thereto will be forwarded to Hartford at the time that they are filed with the SEC; (ii) the Series is, and shall be at all times while this Agreement is in force, lawfully organized, validly existing, and properly qualified as an open-end management investment company in accordance with the laws of the Commonwealth of Massachusetts; and (iii) the Series registration statement and any further amendments or supplements thereto will, when they become [ILLEGIBLE], conform in all material respects to the requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the SEC thereunder, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Series by Hartford expressly for [ILLEGIBLE] therein.

1.1 Hartford represents and warrants to the Series and CRMC that the Contracts are or will be registered under the 1933 Act or are exempt or not subject to registration thereunder, and that the Contracts will be issued, sold and distributed in compliance in all material respects with all applicable state and federal laws, rules and regulations. Hartford further represents and warrants that each of HL and HL&A are insurance companies duly organized and in good standing under applicable law and that each Account has been, or will be, established as a segregated asset account under applicable law and has registered or, prior to the issuance or sale of the Contracts, will register each Account as a unit investment trust in accordance with the 1940 Act (unless exempt therefrom) to serve as segregated asset accounts for the Contracts, and that Hartford will maintain such registration for so long as any Contracts are outstanding. Hartford shall amend all registration statements under the 1933 Act and the 1940 Act, as applicable, with respect to both the Accounts and the Contracts from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. Hartford shall register and qualify the Contracts for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by Hartford.

1.2 Hartford represents and warrants that the Contracts are currently and at the time of issuance will be treated as life insurance, endowment or annuity contracts under applicable provisions of the Internal Revenue Code of 1986, as amended, that it will maintain such treatment and that it will notify the Series or AFD immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

2. The Series will furnish to Hartford such information with respect to the Series in such form and signed by such of its officers as Hartford may reasonably request, and will warrant that the statements therein contained when so signed will be true and correct. The Series will advise Hartford immediately of. (a) any request by the SEC (i) for amendment of the registration statement relating to the Series or (ii) for additional information; (b) the issuance by the SEC of any stop order suspending the effectiveness of the registration statement of the Series or the initiation of any proceeding for that purpose;
(c) the institution of any proceeding, investigation or hearing involving the offer or sale of the Contracts or the Series of which it becomes aware; or (d) the happening of any material event, if known, which makes untrue any statement made in the registration statement of the Series or which requires the making of a change therein in order to make any statement made therein not misleading.

3. The Series will use best efforts to register for sale under the 1933 Act and, if required, under state securities laws, such additional shares of the Series as may reasonably be necessary for use as the funding vehicle for the Contracts.

4. The Series agrees to make Class I and Class 2 shares of all of its Funds available to the Contract. To the extent Hartford uses Class 2 shares, it will be entitled to a fee from the Series of .25% per annum of Class 2 assets attributable to the Contracts to offset Contract marketing expenses for as long as the Series' Rule 12b-1 plan remains in effect. Fund shares to be made available to Accounts for the Contracts shall be sold by [ILLEGIBLE] Series and purchased by Hartford for a given Account at the net asset value (without the imposition of a sales load) next computed after receipt of each order by the Series or its designee, as established in accordance with the provisions of the then current prospectus of the Series. For purposes of this Paragraph 4, HL and HL&A each shall be a designee of the Series for receipt of such orders from each Account, and receipt by such [ILLEGIBLE] by 4:00 p.m. Eastern time shall constitute receipt by the Series; provided that the Series receives notice of such order by 9:30 a.m. Eastern time on the following Business Day. "Business Day" shall mean any day on which the New York Stock Exchange ("NYSE") is open for trading and on which the Series calculates its net asset value pursuant to the rules of the SEC. The Series will make its shares available indefinitely for purchase at the applicable net asset value per share by Hartford and its Accounts on those days on which the Series calculates its net asset value pursuant to the rules of the SEC, and the Series shall use its best efforts to calculate such net asset value on each day on which the NYSE is open for trading. The Series shall make the net asset value per share for each of the Funds available to HL and/or HL&A on a daily basis as soon as reasonably practical after the Series calculates its net asset value per share, and the Series shall use its best efforts to make such net asset value per share available by 6:30 p.m. Eastern time. The Series, and its investment adviser, CRMC, are responsible for maintaining net asset values for the Funds in accordance with the requirements of the 1940 Act and its current prospectus. Shares of particular Funds shall be ordered in such quantities and at such times as determined by Hartford to be necessary to meet the requirements of the Contracts. Orders or payments for shares purchased will be sent promptly to the Series and will be made in federal funds transmitted by wire.

The Series reserves the right to temporarily suspend sales if the Board of Trustees of the Series deems it appropriate and in the best interests of the Series or in response to the order of an appropriate regulatory authority.

5. The Contracts funded through the Account will provide for the allocation of net amounts among certain subaccounts for investment in such shares of the Funds as may be offered from time to time in the Contracts. The selection of the particular subaccount is to be made by the Contract owner and such selection may be changed in accordance with the terms of the Contracts.

6. Transfer of the Series' shares will be by book entry only. No stock certificates will be issued to the Account. Shares ordered from a particular Fund will be recorded by the Series as instructed by HL or HL&A in an appropriate title for the corresponding Account or subaccount.

7. The Series shall furnish notice promptly to Hartford of any dividend or distribution payable on any shares underlying subaccounts. HL and HL&A hereby elect to receive all such dividends and distributions as are payable on shares of a Fund recorded in the title for the corresponding subaccount in additional shares of that Fund. The Series shall notify Hartford of the number of shares so issued. HL and HL&A each reserve the right to revoke this election and to receive all such income dividends and capital gain distributions in cash.

8. The Series shall redeem its shares in accordance with the terms of its then current prospectus. For purposes of this Paragraph 8, HL and HL&A each shall be a designee of the Series for receipt of requests for redemption from each Account, and receipt by such designee by 4:00 p.m. Eastern time shall constitute receipt by the Series; provided that the Series receives notice of such request for redemption by 9:30 a.m. Eastern time on the following Business Day. HL and HL&A each shall purchase and redeem the shares of Funds offered by the then current prospectus of the Series in accordance with the provisions of such prospectus.

9. The Series shall pay all expenses incidental to its performance under this Agreement. The Series [ILLEGIBLE] see to it that all of its shares are registered and authorized for issue in accordance with applicable federal and state laws prior to their purchase for the Account. The Series shall bear the expenses for the cost of registration of its shares, preparation of prospectuses to be sent to existing Contract owners, proxy materials and reports, the printing and distribution of such items to each Contract owner who has allocated net amounts to any [ILLEGIBLE] account, the preparation of all statements and notices required from it by any federal or state law, and taxes [ILLEGIBLE] the issue or transfer of the Series' shares subject to this Agreement. The Series will provide Hartford, on request, at least once a year, with enough copies of its Statement of Additional Information to be able to distribute one (1) to each Contract owner or prospective Contract owner who requests such Statement of Additional Information.

10. Hartford shall bear the expenses for the cost of preparation and delivery of Series prospectuses to be sent to prospective Contract owners. The Series shall provide, at its expense, such documentation (in camera ready or other mutually agreeable form) and other assistance as is reasonably necessary in order for Hartford once each year (or more frequently if the prospectus for the Series is amended) to have the prospectus or prospectuses for the Contracts and the Series prospectus printed together in one (1) or more documents (such printing to be done at Hartford's expense).

11. Hartford represents and warrants to the Series that any information furnished in writing by Hartford to the Series for use in the registration statement of the Series will not result in the registration statement's failing to conform in all respects to the requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder or containing any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

12. Hartford and its affiliates shall make no representations concerning the Series' shares except those contained in the then current prospectus of the Series, in such printed information subsequently issued on behalf of the Series or other funds managed by CRMC as supplemental to the appropriate fund prospectus or in materials approved by AFD, as provided in the Business Agreement in effect among Hartford, AFD, and CRMC dated March 4, 1999 ("Business Agreement").

13. Shares of the Series may be offered to separate accounts of various insurance companies in addition to Hartford. No shares of the Series shall be sold to the general public in contravention of Section 817 of the Internal Revenue Code of 1986 as amended and the regulations thereunder ("Section 817").

14. The parties to this Agreement recognize that due to differences in tax treatment or other considerations, the interests of various Contract owners participating in one or more Funds might, at some time, be in conflict. Each party shall report to the other party any potential or existing conflict of which it becomes aware. The Board of Trustees of the Series shall promptly notify Hartford of the existence of irreconcilable material conflict and its implications. If such a conflict exists, Hartford will, at its own expense, take whatever action it deems necessary to remedy such conflict; in any case, Contract owners will not be required to bear such expenses.

15.  The Series agrees to comply with the diversification requirements of
Section 817.

16. Hartford agrees to indemnify and hold the Series harmless against, any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which the Series may be subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or [ILLEGIBLE] in respect thereof) or settlements arise as a result of Hartford's (a) making untrue statements of material facts or omitting material facts in the registration statement, prospectus or sales literature; (b) making untrue statements of material facts that the Series includes in their materials, provided the Series relies on information supplied by Hartford; (c) unlawful conduct by Hartford with respect to the sale of the Contracts or Fund shares; [ILLEGIBLE] (d) breaching this Agreement or a representation or warranty.

17. The Series and CRMC each agrees to indemnify and hold Hartford harmless against, any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which Hartford may be subject under any statute, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements arise as a result of the Series', or CRMC's (a) making untrue statements of material facts or omitting material facts in the registration statement, prospectus or sales literature; (b) making untrue statements of material facts that Hartford includes in their materials, provided Hartford relies on information supplied by the Series; (c) unlawful conduct by the Series with respect to the sale of the Contracts or Fund shares; and (d) breaching this Agreement or a representation or warranty.

18. For its unregistered Accounts which are exempt from registration under the 1940 Act in reliance upon Section 3(c)(1) or Section 3(c)(7) thereof, Hartford represents and agrees that:

       (a) the principal underwriter for each such unregistered Account and its subaccounts is registered as a broker-dealer under the Securities and Exchange Act of 1934 (the "1934 Act");

       (b) the shares of the Funds of the Series are and will continue to be the only investment securities held by the corresponding Account subaccounts; and

       (c) with regard to each Fund, Hartford, on behalf of the corresponding Account subaccount, will:

         (i) vote such shares held by it in the same proportion as the vote of all other holders of such shares; and

         (ii) refrain from substituting shares of another security for such shares unless the SEC has approved such substitution in the manner provided in Section 26 of the 1940 Act.

19. The parties understand that there is no intention to create a joint venture in the subject matter of this Agreement. Accordingly, the right to terminate this Agreement and to engage in any activity not inconsistent with this Agreement is absolute. This Agreement will terminate:

       (i) By any party at any time upon two (2) years' written notice to the other parties; provided, however, that such notice may be given only after June 30, 2004: or

       (ii) at the option of Hartford or the Series upon ten (10) calendar days' prior written notice to the other party if a final non-appealable administrative or judicial decision is entered against the other party which has a material impact on the Contracts;

       (iii) at the option of Hartford, upon ten (10) calendar days' prior written notice, if shares of the Series are not reasonably available;

    (iv) at the option of Hartford, immediately upon written notice, if the Series or CRMC fails to meet the requirements for either diversification under Section 817 or registered investment company status or if the Board of the Series terminates the Class 2 Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act; or

    (v) in the event the Series' shares are not registered, issued or sold in accordance with applicable state and/or federal law or such law precludes the use of such shares as an underlying investment for the Contracts issued or to be issued by Hartford; in such event prompt notice shall be given by Hartford or the Series to the other party.

The effective date for termination pursuant to any notice given under this Paragraph shall be calculated beginning with the date of receipt of such notice.

20. All notices, consents, waivers, and other communications under this Agreement must be in writing, and will be deemed to have been duly received (a) when delivered by hand (with written confirmation of receipt), (b) when sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) the day after it is sent by a nationally recognized overnight delivery service, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

IF TO HARTFORD:
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Stephen Joyce, Vice President Investment Product Sales
Facsimile No.: 860-843-3550

WITH A COPY TO:
Hartford Life Insurance Company
Hartford Life and Annuity Insurance Company
200 Hopmeadow Street
Simsbury, CT 06089
Attention: Lynda Godkin, Senior Vice President, General Counsel and Secretary Facsimile No.: 860-843-8665

International Corporate Marketing Group Inc.
100 Campus Drive
Suite 250
Florham Park, NJ 07930
Attention: Joseph Mahoney Facsimile No.: 973-966-6330

IF TO SERIES:
American Variable Insurance Series
333 S. Hope Street, 55th Floor
Los Angeles, California 90071
Attention: Michael J. Downer, Vice President
Facsimile No.: 213-486-9041

WITH A COPY TO:
Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, California 90071
Attention: Kenneth R. Gorvetzian, Vice President and Senior Counsel, Fund Business Management Group
Facsimile No.: 213-486-9041

If to CRMC:
Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, CA 90071
Attention: Michael J. Downer, Senior Vice President and Legal Counsel, Fund Business Management Group, and Secretary
Facsimile No.: 213-486-9041

WITH A COPY TO:
Capital Research and Management Company
333 S. Hope Street, 55th Floor
Los Angeles, California 90071
Attention: Kenneth R. Gorvetzian, Vice President and Senior Counsel, Fund Business Management Group
Facsimile No.: 213-486-9041

21. If this Agreement terminates, any provision of this Agreement necessary to the orderly windup of business under it will remain in effect as to that business, after termination.

22. If this Agreement terminates, the Series, at Hartford's option, will continue to make additional shares of the Series available for all existing Contracts as of the effective date of termination (under the same terms and conditions as were in effect prior to termination of this Agreement with respect to existing Contract owners), unless the Series liquidates or applicable laws prohibit further sales. Hartford agrees not to redeem shares unless legitimately required to do so according to a Contract owner's request or under an order from the SEC.

23. The obligations of the Series under this Agreement are not binding upon any of the Trustees, officers, employees, or shareholders (except CRMC if it is a shareholder) of the Series individually, but bind only the Series' assets. When seeking satisfaction for any liability of the Series in respect of this Agreement, Hartford and the Account agree not to seek recourse against said Trustees, officers, employees, or shareholders, or any of them, or any of their personal assets for such satisfaction. Notwithstanding the foregoing, if Hartford [ILLEGIBLE] satisfaction for any liability of the Series in respect of this Agreement, Hartford and the Account may seek recourse against CRMC.

24. This Agreement shall be construed in accordance with the laws of the State of New York.

25. This Agreement and the parties' rights, duties, and obligations under this Agreement are not transferable or assignable by any of them without the express, prior written consent of the other party hereto. Any attempt by a party to transfer or assign this Agreement or any of its rights, duties or obligations under this Agreement without such consent is void.

26.  The following Paragraphs shall survive any termination of this Agreement:
4, 16, 17, 20, 21-26.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested as of the date first above written.

                                HARTFORD LIFE INSURANCE COMPANY (ON
                                BEHALF OF THE ACCOUNT AND ITSELF)

                                By:    [ILLEGIBLE]
                                       --------------------------------------
Attest:   [ILLEGIBLE]           Its:   Vice President

                                HARTFORD LIFE AND ANNUITY INSURANCE
                                COMPANY

                                By:    [ILLEGIBLE]
                                       --------------------------------------
Attest:   [ILLEGIBLE]           Its:   Vice President

                                AMERICAN VARIABLE INSURANCE SERIES

                                By:    /s/ Michael J. Downer
                                       --------------------------------------
                                       Michael J. Downer
Attest:   [ILLEGIBLE]           Its:   Senior Vice President

                                CAPITAL RESEARCH AND MANAGEMENT
                                COMPANY

                                By:    /s/ Michael J. Downer
                                       --------------------------------------
                                       Michael J. Downer
Attest:   [ILLEGIBLE]           Its:   Senior Vice President, Fund Business
                                       Management Group

                                               APPROVED FOR SIGNATURE
                                               BY CRMC LEGAL DEPT.     KEY

                                   SCHEDULE A

         ACCOUNTS AND CONTRACTS SUBJECT TO THE PARTICIPATION AGREEMENT

NAME OF SEPARATE ACCOUNT                                      CONTRACTS FUNDED BY SEPARATE
                                                              ACCOUNT
Separate Account ICMG Series III-B (February 8, 1996)         GVL-93P
Separate Account ICMG Series VII (April 1, 1999)              GVL-93P
Separate Account ICMG Series VII (April 1, 1999)              IVL-99P

                              AMENDMENT #1 TO THE
             FUND PARTICIPATION AGREEMENT, EFFECTIVE JULY 1, 2000,
                                    BETWEEN
                        HARTFORD LIFE INSURANCE COMPANY,
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
                     AMERICAN VARIABLE INSURANCE SERIES AND
                    CAPITAL RESEARCH AND MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective September 1, 2000, the Agreement is amended as follows:

Schedule A is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

         ACCOUNTS AND CONTRACTS SUBJECT TO THE PARTICIPATION AGREEMENT

NAME OF SEPARATE ACCOUNT                                      CONTRACTS FUNDED BY SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------
Separate Account ICMG Series III-B (February 8, 1996)         GVL-93P
Separate Account ICMG Series VII (April 1, 1999)              IVL-99P
Separate Account ICMG Series VII (April 1, 1999)              GVL-93P
Separate Account ICMG Series II-C (December 12, 1997)         GVL-93(P)

In Witness Whereof, the following duly authorized officers have caused this one
(1) page Amendment to be executed:

HARTFORD LIFE INSURANCE COMPANY         HARTFORD LIFE AND ANNUITY INSURANCE
                                        COMPANY

By:      [ILLEGIBLE]                    By:      [ILLEGIBLE]
         -----------------------------           -------------------------------
As its:  Assistant Vice President       As its:  Assistant Vice President
         -----------------------------           -------------------------------

AMERICAN VARIABLE INSURANCE SERIES      CAPITAL RESEARCH AND MANAGEMENT
                                        COMPANY

By:      /s/ Michael J. Downer          By:      /s/ Michael J. Downer
         -----------------------------           -------------------------------
         Michael J. Downer                       Michael J. Downer
As its:  Senior Vice President          As its:  Senior Vice President,
                                                 Fund Business Management Group

                              AMENDMENT #2 TO THE
             FUND PARTICIPATION AGREEMENT, EFFECTIVE JULY 1, 2000,
                                    BETWEEN
                        HARTFORD LIFE INSURANCE COMPANY,
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
                      AMERICAN FUNDS INSURANCE SERIES AND
                    CAPITAL RESEARCH AND MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective August 1, 2002, the Agreement is amended as follows:

Schedule A is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

         ACCOUNTS AND CONTRACTS SUBJECT TO THE PARTICIPATION AGREEMENT

NAME OF SEPARATE ACCOUNT                                      CONTRACTS FUNDED BY SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------
Separate Account ICMG Series III-B (February 8, 1996)         GVL-93P
Separate Account ICMG Series VII (April 1, 1999)              IVL-99P
Separate Account ICMG Series VII (April 1, 1999)              GVL-93P
Separate Account ICMG Series II-C (December 12, 1997)         GVL-93(P)
Separate Account ICMG Series II (November 15, 1993)           GVL-93P

In Witness Whereof, the following duly authorized officers have caused this one
(1) page Amendment to be executed:

HARTFORD LIFE INSURANCE COMPANY         HARTFORD LIFE AND ANNUITY INSURANCE
                                        COMPANY

By:      [ILLEGIBLE]                    By:      [ILLEGIBLE]
         -----------------------------           -------------------------------
As its:  Vice President                 As its:  Assistant Vice President
         -----------------------------           -------------------------------

AMERICAN FUNDS INSURANCE SERIES         CAPITAL RESEARCH AND MANAGEMENT
                                        COMPANY

By:      /s/ Chad L. Norton             By:      /s/ Michael J. Downer
         -----------------------------           -------------------------------
         Chad L. Norton                          Michael J. Downer
As its:  Secretary                      As its:  Vice President and Secretary
         -----------------------------           -------------------------------

                              AMENDMENT #3 TO THE
             FUND PARTICIPATION AGREEMENT, EFFECTIVE JULY 1, 2000,
                                    BETWEEN
                        HARTFORD LIFE INSURANCE COMPANY,
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
                      AMERICAN FUNDS INSURANCE SERIES AND
                    CAPITAL RESEARCH AND MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective July 1, 2003, the Agreement is amended as follows:

Schedule A is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                ACCOUNTS AND CONTRACTS SUBJECT TO THE AGREEMENT

NAME OF SEPARATE ACCOUNT                                      CONTRACTS FUNDED BY SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------
Separate Account ICMG Series III-B (February 8, 1996)         GVL-93P
Separate Account ICMG Series VII (April 1, 1999)              IVL-99P, GVL-93P
Separate Account ICMG Series II-C (December 12, 1997)         GVL-93(P)
Separate Account VL I (September 30, 1992)                    HL-15486 (00), HL-15471 (99),
                                                              HL-13865, HL-14875, HL-15898 (03),
                                                              HL-15894 (03)
Separate Account VL II (September 30, 1994)                   HL-15441 (98) (NY), HL-14623
Separate Account VL I (June 8, 1995)                          LA-1200 (02), LA-1154 (99),
                                                              LA-1158 (00), ILA-1098,
                                                              ILA-1007, LA-1155 (99),
                                                              LA-1238 (03), LA-1240 (03)
Separate Account VL II (September 30, 1994)                   LA-1151 (98), ILA-1020

In Witness Whereof, the following duly authorized officers have caused this one
(1) page Amendment to be executed:

HARTFORD LIFE INSURANCE COMPANY         HARTFORD LIFE AND ANNUITY INSURANCE
                                        COMPANY

By:      [ILLEGIBLE]                    By:      [ILLEGIBLE]
         -----------------------------           -------------------------------
As its:  Senior Vice President          As its:  Senior Vice President
         -----------------------------           -------------------------------

AMERICAN FUNDS INSURANCE SERIES         CAPITAL RESEARCH AND MANAGEMENT
                                        COMPANY

By:      [ILLEGIBLE]                    By:      [ILLEGIBLE]
         -----------------------------           -------------------------------
As its:  Secretary                      As its:  Secretary
         -----------------------------           -------------------------------

                              AMENDMENT #4 TO THE
             FUND PARTICIPATION AGREEMENT, EFFECTIVE JULY 1, 2000,
                                    BETWEEN
                        HARTFORD LIFE INSURANCE COMPANY,
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
                      AMERICAN FUNDS INSURANCE SERIES AND
                    CAPITAL RESEARCH AND MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective May 1, 2006, the Agreement is amended as follows:

Schedule A is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A
                ACCOUNTS AND CONTRACTS SUBJECT TO THE AGREEMENT

NAME OF SEPARATE ACCOUNT                                      CONTRACTS FUNDED BY SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------
Separate Account ICMG Series III-B (February 8, 1996)         GVL-93P
Separate Account ICMG Series VII (April 1, 1999)              IVL-99P, GVL-93P
Separate Account ICMG Series II-C (December 12, 1997)         GVL-93(P)
Separate Account VL I (September 30, 1992)                    HL-15486 (00), HL-15471
                                                              (99),HL-13865, HL-14875, HL-15898
                                                              (03), HL-15894 (03)
Separate Account VL II (September 30, 1994)                   HL-15441 (98) (NY), HL-14623
Separate Account VL I (June 8, 1995)                          LA-1200 (02), LA-1154 (99), LA-1158
                                                              (00), ILA-1098, ILA-1007, LA-1155
                                                              (99), LA-1238 (03), LA-1240 (03)
Separate Account VL II (September 30, 1994)                   LA-1151 (98), ILA-1020
Separate Account Two (June 2, 1986)                           HV-1452-0, HV-1499-0
Separate Account Three HL (June 22, 1994)                     HL-VA03
Separate Account Three HLA (June 22, 1994)                    LA-VA03
Separate Account Seven HL (December 8, 1986)                  HL-VA03
Separate Account Seven HLA (April 1, 1999)                    LA-VA03

In Witness Whereof, the following duly authorized officers have caused this one
(1) page Amendment to be executed:

HARTFORD LIFE INSURANCE COMPANY         HARTFORD LIFE AND ANNUITY INSURANCE
                                        COMPANY

By:      [ILLEGIBLE]                    By:      [ILLEGIBLE]
         -----------------------------           -------------------------------
As its:  Assistant Vice President       As its:  Assistant Vice President
         -----------------------------           -------------------------------

AMERICAN FUNDS INSURANCE SERIES         CAPITAL RESEARCH AND MANAGEMENT
                                        COMPANY

By:      [ILLEGIBLE]                    By:      [ILLEGIBLE]
         -----------------------------           -------------------------------
As its:  Secretary                      As its:  Vice President and Secretary
         -----------------------------           -------------------------------

                              AMENDMENT #5 TO THE
             FUND PARTICIPATION AGREEMENT, EFFECTIVE JULY 1, 2000,
                                    BETWEEN
                        HARTFORD LIFE INSURANCE COMPANY,
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
                      AMERICAN FUNDS INSURANCE SERIES AND
                    CAPITAL RESEARCH AND MANAGEMENT COMPANY

All defined terms in the Agreement are applicable to this Amendment.

Effective September 17, 2010, the Agreement is amended as follows:

Schedule A is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

         ACCOUNTS AND CONTRACTS SUBJECT TO THE PARTICIPATION AGREEMENT

NAME OF SEPARATE ACCOUNT                                      CONTRACTS FUNDED BY SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------
Separate Account ICMG Series II-C (December 12, 1997)         GVL-93P, IVL-97P
Separate Account ICMG Series II-D (June 7, 1999)              GVL-93P, IVL-97P
Separate Account ICMG Series III-B (February 8, 1996)         GVL-93P, IVL-97P
Separate Account ICMG Series VII (April 1, 1999)              IVL-99P
Separate Account VL I (September 30, 1992)                    HL-15486 (00), HL-15471 (99),
                                                              HL-13865, HL-14875, HL-15898 (03),
                                                              HL-15894 (03)
Separate Account VL II (September 30, 1994)                   HL-15441 (98) (NY), HL-14623
Separate Account VL I (June 8, 1995)                          LA-1200 (02), LA-1154 (99), LA-1158
                                                              (00), ILA-1098, ILA-1007, LA-1155
                                                              (99), LA-1238 (03), LA-1240 (03)
Separate Account VL II (September 30, 1994)                   LA-1151 (98), ILA-1020
Separate Account Two (June 2, 1986)                           HV-1442-0, HV-1499-0
Separate Account Three HL (June 22, 1994)                     HL-VA03
Separate Account Three HLA (June 22, 1994)                    LA-VA03
Separate Account Seven HL (December 8, 1996)                  HL-VA03
Separate Account Seven HLA (April 1, 1999)                    LA-VA03

In Witness Whereof, the following duly authorized officers have caused this one
(1) page Amendment to be executed:

HARTFORD LIFE INSURANCE COMPANY         HARTFORD LIFE AND ANNUITY INSURANCE
                                        COMPANY

By:      [ILLEGIBLE]                    By:      [ILLEGIBLE]
         -----------------------------           ------------------------------------
As its:  Vice President                 As its:  Vice President
         -----------------------------           ------------------------------------

AMERICAN FUNDS INSURANCE SERIES         CAPITAL RESEARCH AND MANAGEMENT
                                        COMPANY

By:      [ILLEGIBLE]                    By:      [ILLEGIBLE]
         -----------------------------           ------------------------------------
As its:  Secretary                      As its:  Senior Vice President and Secretary
         -----------------------------           ------------------------------------

                                                    APPROVED FOR SIGNATURE
                                                    BY CRMC LEGAL DEPT.     MCJT